RYMAC MORTGAGE INVESTMENT CORPORATION

                             EXHIBITS

                            filed with

                            FORM 10-Q

        QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                THE SECURITIES EXCHANGE ACT OF 1934

           For the quarterly period ended September 30, 1994


                    Commission File No. 1-10001



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              RYMAC MORTGAGE INVESTMENT CORPORATION

                          EXHIBIT INDEX

           Exhibits files with Quarterly Report on Form 10-Q
           For the Quarterly Period Ended September 30, 1994



Exhibit
  No.            Description

10.1             Stock Option Plan

27.1             Financial Data Schedule



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              RYMAC MORTGAGE INVESTMENT CORPORATION
                        STOCK OPTION PLAN



1.  Purpose.

   1.1 General. The purpose of the RYMAC Mortgage Investment Corporation Stock Option Plan (the "Plan") is to secure for RYMAC Mortgage Investment Corporation, a Maryland corporation (the "Company") and its stockholders the benefits of the additional incentive inherent in the ownership of the Company's common stock, par value $0.01 per share (the "Common Stock"), by selected employees of the Company who are important to the success and growth of the business of the Company and to help the Company secure and retain the services of such persons.

   1.2 Form of Awards. Awards under the Plan are in the form of stock options (the "Options"), all as more fully described herein. Options granted under the Plan are intended to be "nonqualified stock options" subject to the provisions of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), and are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code.

2.  Compensation Committee.

   2.1 Administration. The Plan shall be administered by a committee (the "Compensation Committee") of the Board of Directors of the Company (the "Board of Directors"), consisting of three or more directors, each of whom shall be a "disinterested person" (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act")); however, the mere fact that a Compensation Committee member shall fail to qualify under this requirement shall not invalidate any award made by the Compensation Committee which award is otherwise validly made under the Plan. The Compensation Committee shall have the power to authorize the issuance of the Company's Common Stock pursuant to the exercise of Options granted under the Plan. The members of the Compensation Committee shall be appointed, and may be removed at any time either with or without cause, by resolution adopted by the Board of Directors. Any vacancy on the Compensation Committee, whether due to action of the Board of Directors or due to any other cause, may be filled, and shall be filled if

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required to maintain a Compensation Committee of at least three members, by resolution adopted by the Board of Directors.

   2.2 Procedures. The Compensation Committee shall select one of its members as Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the administration of the Plan. A majority of the whole Compensation Committee shall constitute a quorum, and the acts of a majority of the members of the Compensation Committee present at a meeting at which a quorum is present, or acts approved in writing by all of the members of the Compensation Committee, shall be the acts of the Compensation Committee.

   2.3 Interpretation. The Compensation Committee shall have full power and authority to interpret the provisions of the Plan and agreements evidencing awards granted under the Plan, and to determine any and all questions arising under the Plan. The Compensation Committee's decisions shall be final and binding on all participants in the Plan.

   2.4 Non-Uniform Determinations. The Compensation Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Compensation Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective award agreements as to (i) the persons to receive awards under the Plan, and (ii) the treatment of leaves of absence pursuant to Paragraph 7.3.

3.  Shares Subject to Awards.

   3.1 Number of Shares. Subject to the provisions of Paragraph 11 (relating to adjustments upon changes in capitalization), the sum of (i) the number of shares of Common Stock subject at any one time to outstanding Options granted under the Plan and (ii) the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of Options granted under the Plan, shall not exceed 260,000. If and to the extent that Options granted under the Plan terminate, expire or are cancelled for any reason without such Options having been exercised, new awards may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or cancelled awards; provided that the granting and terms of such new awards shall in all respects comply with the provisions of the Plan.

   3.2 Character of Shares. Shares of Common Stock deliverable upon the exercise of options granted under the Plan will be either newly issued or previously outstanding Common Stock held in the Company's treasury or Common Stock purchased on the open market or from shareholders by the Company for such purpose.


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4.  Grant of Awards.

     The Compensation Committee shall determine, within the limitations of the Plan, the persons to whom awards are to be granted (each, an "Optionee"), the number of shares covered by such award and the Option exercise price, provided that the aggregate number of shares subject to Options granted under the Plan to any such Optionee in any calendar year shall not exceed 150,000, subject to the provisions of Paragraph 11. Each award granted under the Plan shall be evidenced by a written agreement between the Company and the Optionee substantially in the form attached as Exhibit A.

5.  Eligible Participants.

     Awards may be granted under the Plan to such officers, directors and executive, managerial or professional employees, and to any consultant of the Company ("key personnel") as the Committee shall from time to time in its sole discretion select; provided, however, that directors who are not employees of the Company shall not be eligible to receive awards under the Plan.

    For all purposes under the Plan (i) the time at which an award is granted, in the case of the grant of an award to an Optionee, shall be deemed to be the effective date of such grant, and (ii) a "prospective employee" shall be a person who holds an outstanding offer of employment on specific terms from the Company.

6.  Option Exercise Price.

     Subject to Paragraph 11 and the other provisions of this Paragraph 6, the Option exercise price of each share of Common Stock purchasable under any Option granted under the Plan shall be as set forth in the applicable award agreement. With respect to each grant of an Option made to an Optionee who on the date of such grant is a director of the Company, the Option exercise price of each share of Common Stock purchasable under such Option shall not be less than the fair market value of a share of Common Stock on the effective date of such grant.

7.  Exercisability and Duration of Awards.

     7.1 Determination of Compensation Committee; Acceleration. Each award granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Compensation Committee shall specify in the award agreement; provided, however, that subsequent to the grant of an award, the Compensation Committee, at any time before the expiration of such award, may accelerate the time or times at which such award may be exercised in whole or in part.

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     7.2  Acceleration of Awards in Certain Circumstances.

          (a) Acceleration for Change of Control: Notwithstanding any contrary provision of the Plan, upon the occurrence of a Change of Control prior to the date on which an Option expires:

               (i) Each Option which has not theretofore vested and become exercisable shall immediately vest and become exercisable; provided, however, that no Option may be exercised until six months after the date of grant of such Option.

               (ii) In the case of any Option which has vested and become exercisable solely as a result of a Change of Control due to approval by the shareholders of the Company of a Business Combination, any exercise by an Optionee shall be conditioned upon, and deemed to occur immediately prior to, consummation of the Business Combination; provided, however, that, notwithstanding the provisions of this Section 7.2(a)(ii), an Optionee may at any time exercise any Option rights in accordance with the other provisions of this Plan.

          (b) Definition of Change of Control.  A "Change of
     Control" shall mean:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either the then-outstanding Common Stock or the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors; or

               (ii) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that if any individual becomes a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, then such individual shall be considered as though such

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               individual were a member of the Incumbent Board;
               or

               (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, a complete dissolution or liquidation of the Company, or the sale or other disposition of all or substantially all of the assets of the Company.

    7.3  Automatic Termination.   The unexercised portion of any
award granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

          (a) the expiration of ten years from the date on which such award was granted;

          (b) the expiration of three months from the date of termination of the Optionee's employment (other than a termination described in subparagraph (c) or (d) below); provided, that if the Optionee shall die during such three-month period, the time of termination of the unexercised portion of any such award shall not be determined under this subparagraph (b);

          (c) the expiration of six months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Optionee, if the Optionee's death occurs either during his employment or during the three-month period following the date of termination of such employment (other than a termination described in subparagraph (d) below), but in no event later than one year after the Optionee's death;

          (d) the termination of the Optionee's employment if such termination constitutes or is attributable to a breach by the Optionee of an employment or consulting agreement with the Company, or if the Optionee is discharged or his or her services are terminated for cause; or

          (e) the expiration of such period of time or the occurrence of such event as the Compensation Committee in its discretion may provide upon the granting of such Option.

    Any employment agreement approved or ratified by the Compensation Committee may modify the foregoing provisions of this Paragraph 7.3 (other than subparagraph (a) above). Subject to the terms of any such employment agreement, the Compensation Committee or the Board of Directors shall have the right to determine what constitutes cause for discharge or termination of services, whether the Optionee has been discharged or his or her services terminated for cause and the date of such discharge or

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termination of services and such determination of the
Compensation Committee or the Board shall be final and conclusive. An Optionee shall be deemed to have terminated employment when he no longer is employed by the Company. The Compensation Committee may in its discretion determine (i) whether any leave of absence constitutes a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to an Optionee who takes such leave of absence. Except for purposes of Paragraph 5, references herein to an individual's employment as an employee of the Company shall include all periods during which such individual serves as a director of the Company, but is not otherwise a common law employee.

8.  Exercise of Awards; Certain Legal and Other Restrictions.

     8.1 Exercise. Options granted under the Plan shall be exercised by the Optionee (or by his or her executors or administrators, as provided in Paragraph 9) as to all shares covered thereby, by the giving of written notice of exercise to the Company as to the number of Options to be exercised (and the number of shares of Common Stock to be thereby purchased), accompanied by payment of the full purchase price for any shares being purchased. Payment of such purchase price shall be made by check payable to the Company. Notice of exercise, accompanied by payment of the purchase price, shall be delivered to the Company at its principal business office or such other office as the Compensation Committee may from time to time direct, and shall be in such form, and containing such further provisions consistent with the provisions of the Plan, as the Compensation Committee may from time to time prescribe. The date of exercise shall be the date of the Company's receipt of such notice. The Company shall transfer the shares so purchased to the Optionee (or such other person exercising the Option pursuant to Paragraph 9) as soon as practicable, and within a reasonable time thereafter such transfer shall be evidenced on the books of the Company. No Optionee or other person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares subject to an Option granted under the Plan until due exercise and full payment has been made as provided above. No adjustment shall be made for cash dividends or other rights for which the record dates is prior to the date of such due exercise and full payment. In no event may any Option granted hereunder be exercised for a fraction of a share.

    8.2  Withholding Tax.   Whenever under the Plan shares of
Common Stock are to be delivered upon exercise of an Option, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all current or estimated

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future federal, state and local withholding tax requirements relating thereto.

     8.3 Restrictions on Delivery and Sale of Shares. Each Option granted under the Plan is subject to the condition that if at any time the Compensation Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary, or desirable as a condition of or in connection with, the granting of such Option or the purchase or delivery of shares thereunder, the delivery, of any or all shares pursuant to exercise of the Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 with respect to the shares of Common Stock purchasable under Options then-outstanding, the Compensation Committee may require, as a condition of exercise of any Option, that the Optionee represent in writing that the shares received upon exercise of the Option are being acquired for investment and not with a view to distribution and disposition except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933. The Company may endorse on certificates representing shares issued upon the exercise of an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

9.  Non-Transferability of Awards.

     No award granted under the Plan or any right evidenced thereby shall be transferable by the Optionee other than by will or by the laws of descent and distribution, and an award may be exercised, during the lifetime of an Optionee, only by such Optionee. In the event of an Optionee's death during his or her employment by the Company, or during the three-month period following the date of termination of such employment, his or her award shall thereafter be exercisable by his or her executors or administrators in accordance with the provisions of Paragraph 7.3.

10.  Right to Terminate Employment.

     Nothing in the Plan or in any award granted under the Plan shall confer upon any Optionee the right to continue as an employee or a consultant of the Company or affect the right of the Company to terminate the Optionee's employment at any time, subject, however, to the provisions of any agreement of employment or consultancy between the Optionee and the Company.

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11.  Adjustment Upon Changes in Capitalization, etc.

     In the event of any stock split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Company's outstanding Common Stock while any portion of any Option theretofore granted under the Plan is outstanding but unexercised, the Compensation Committee shall make such adjustments in the character and number of shares subject to such Option and in the Option exercise price as shall be equitable and appropriate in order to make the Option, as nearly as may be practicable, equivalent to such Option immediately prior to such change.

     If any merger, consolidation or similar transaction affects the Common Stock subject to any unexercised award theretofore granted under the Plan, the Compensation Committee or any surviving or acquiring corporation shall take such action as is equitable and appropriate to substitute a new Option for such award or to assume such award in order to make such new or assumed award as nearly as may be practicable equivalent to the old award.

     If any such change or transaction shall occur, the number and kind of shares for which awards may thereafter be granted under the Plan shall be adjusted to give effect thereto.

12.  Amendment, Expiration and Termination of the Plan.

   12.1 General. Awards may be granted under the Plan at any time and from time to time prior to the tenth anniversary of the effective date of the Plan as set forth in Paragraph 13 of the Plan (the "Expiration Date"), on which date the Plan will expire except as to awards then-outstanding under the Plan. Such outstanding awards shall remain in effect until they have been exercised, terminated or have expired. The Plan may be terminated, modified or amended by the Board of Directors at any time prior to the Expiration Date, except that no such amendment shall impair any rights or obligations under any award theretofore made under the Plan without the consent of the person to whom such award was made

   12.2  Modification.   No modification, extension, renewal or
other change in any award granted under the Plan shall be made after the grant of such award, unless the same is consistent with the provisions of the Plan. With the consent of the Optionee and subject to the terms and conditions of the Plan (including Paragraph 12.1), the Compensation Committee may amend outstanding award agreements with any Optionee, including, without imitation, any amendment which would (i) accelerate the time or times at which the award may be exercised and/or (ii) extend the scheduled expiration date of the award. Without limiting the generality of the foregoing, the Compensation Committee may, but solely with

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the Optionee's consent, agree to cancel any award under the Plan and issue a new award in substitution therefore provided that the award so substituted shall satisfy all of the requirements of the Plan as of the date such new award is made.

     13. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Maryland and the Code.

     14. Effective Date of Plan. The Plan shall become effective on September 29, 1994, the date of its adoption by the Board of Directors.